Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 13. Commitments and Contingencies

CFFT Funding agreement

The Company has received royalty bearing grants sponsored by CFFT. Should the awards result in a successful product, the Company will pay CFFT a specified payment amount in installments following commercialization based on a formula that is six times the total award amount, plus a payment equal to the awarded payments, within sixty days after aggregate net sales of the product exceed certain thresholds. Further, in the event of a license, sale or other transfer of the product or the Company’s development program technology (including a change of control transaction), the Company will pay CFFT a percentage of such transfer payments actually received by the Company or the Company’s shareholders (subject to a royalty cap). As of December 31, 2017, the Company has received $0.5 million in grants and has not had a successful product utilizing CFFT grants.

Operating Leases

The Company leases approximately 10,335 square feet of office and lab space for its corporate headquarters in San Diego, California under a non-cancelable operating lease. The lease term was from November 2014 to February 2018 and included an option to extend for one additional term of three years. Monthly rental payments were due under the lease and there were escalating rent payments during the term of the lease. In October 2017, the lease was amended in conjunction with the lease of an adjacent office space and extended the lease through five days after the date of occupancy of the adjacent office space, which occurred in March 2018.

In October 2017, the Company entered into a new lease for approximately 24,705 square feet in office space adjacent to its previously occupied headquarters, whose terms provide that the lease will begin on the “Commencement Date” commensurate with delivery of the premises by the landlord (which occurred in March 2018) and will extend for approximately 84 months from the commencement date. Monthly rental payments are due under the lease and there are escalating rent payments during the term of the lease. The Company is also responsible for its proportional share of operating expenses of the building and common areas. In conjunction with the new lease, the Company will receive free rent for four months and received a tenant improvement allowance of $74,000. The lease may be extended for one five year period at then current market rate with annual escalations. The Company entered into an irrevocable standby letter of credit with the landlord for the security deposit of $96,000 upon executing the lease which is included (along with additional funds required to secure the letter of credit) in the balance of other assets as of December 31, 2017.

The Company also leases office space in Pennsylvania under a non-cancelable operating lease which expires in October 2018. This space was subleased beginning in October 2017 through the remaining term of the lease. Sublease income was immaterial for the year ended December 31, 2017, and there was no sublease income in 2016 or 2015.

For operating leases, minimum lease payments, including minimum scheduled rent increases, are recognized as rent expense on a straight-line basis over the lease term. Leasehold improvement incentives paid to the Company by the landlord are recorded as a deferred rent and amortized as a reduction of rent expense over the lease term. Rent expense totaled $334,000, $330,000 and $330,000 for the years ended December 31, 2017, 2016 and 2015, respectively.

Future minimum payments under leases and lease commitments with initial terms greater than one year were as follows at December 31, 2017 (in thousands):

2018	$556
2019	1,234
2020	1,271
2021	1,310
2022	1,349
Thereafter	3,138
Total	$8,858

The Company has purchase commitments of $1.5 million related to non-cancellable purchase orders at December 31, 2017.